UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004 (July 30, 2004)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

The following exhibit is filed herewith:

99.1	Notice of Blackout Period to Directors and Executive Officers of Corrections Corporation of America, dated July 30, 2004.

Item 11. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

     On July 30, 2004, Corrections Corporation of America (the “Company”) sent a notice (the “Notice”) to directors and executive officers of the Company informing them that a blackout period with respect to the Corrections Corporation of America 401(k) Savings and Retirement Plan will be in effect beginning at the close of business on September 23, 2004, and will continue until on or about October 1, 2004. The Company provided the Notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. On July 30, 2004, the Company received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended.

     A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 30, 2004	CORRECTIONS CORPORATION OF AMERICA
	By:	/s/ Irving E. Lingo, Jr.
Irving E. Lingo, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers of Corrections Corporation of America, dated July 30, 2004.